Exhibit 10.4

AMENDMENT TO OFFER LETTER

American Battery Technology Company, a Nevada corporation (the “Company”) and Ryan Melsert do hereby amend the Offer Letter dated October 9, 2024.

For bonus equity compensation for Fiscal Year 2026, the following shall be added to Schedule A-1:

SCHEDULE A-1

Fiscal Year 2026 Bonus Milestone Criteria

1.	TRIC Recycling Operations (25%): Achieve Board of Directors approved Recycling Facility FY26 Manufacturing Plan

2.	Recycling Technology (5%): Achieve Board of Directors approved Battery Grade Material Recycling Technology Roadmap

3.	Tonopah Flats Resource (15%): Complete Definitive Feasibility Study (DFS) for Tonopah Flats Lithium Project (TFLP)

4.	Primary Lithium Technology (15%): Achieve Board of Directors approved Long Term TFLP LiOH Offtake roadmap

5.	EH&S (10%): Ensure >85% of new employees complete approved EHS training within 30 days of hire date, and complete ISO 14000 certification

6.	Finance (15%): Achieve the financial metrics as approved by the Board of Directors

7.	Compliance (5%): Company will be in compliance with terms of all contracts and reporting requirements demonstrated by maintaining good standing on all government contracts, meeting all SEC rules and regulations

8.	Communications (20%): Achieve Board of Directors approved FY26 Communications Plan

American Battery Technology Company, a Nevada corporation

Signature:	/s/ Steven Wu	Signature:	/s/ Ryan Melsert
	Steven Wu, COO		Ryan Melsert